Exhibit 10(a)(i)

                    REAFFIRMATION AGREEMENT, GENERAL RELEASE,
                    CONSENT AND ACKNOWLEDGEMENT OF COMMERCIAL
                         REASONABLENESS OF PRIVATE SALE
                         ------------------------------

         THIS REAFFIRMATION AGREEMENT, RELEASE, CONSENT AND ACKNOWLEDGMENT OF COMMERCIAL REASONABLENESS OF PRIVATE SALE (this "Agreement") is made as of February 1, 2001, by and among ATLANTIC HARDWARE & SUPPLY CORPORATION, a New York corporation ("Atlantic Hardware"), UNIVERSAL SUPPLY GROUP, INC. (formerly known as Colonial Commercial SubCorp.), a New York corporation ("Universal Supply"), COLONIAL COMMERCIAL CORP., a New York corporation ("Colonial"), (Atlantic Hardware, Universal Supply and Colonial are sometimes referred to as the "Guarantors") and LASALLE BANK NATIONAL ASSOCIATION, a national banking association ("Bank"). Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Foreclosure Agreement, dated as of February 1, 2001, by and among WELL-BILT STEEL PRODUCTS, INC., a New Jersey corporation ("Borrower"), INDEPENDENT STEEL PRODUCTS, LLC, a New York limited liability company ("Buyer"), Guarantors and Bank (the "Foreclosure Agreement").

                              W I T N E S S E T H:

         WHEREAS, pursuant to the Atlantic Hardware Documents, Universal Supply Documents and Well-Bilt Steel Documents, Bank made loans and other financial accommodations to or for the benefit of Guarantors and Borrower, and Guarantors and Borrower have granted to Bank a lien against and security interest in substantially all of their respective assets, including the Subject Assets, as security for the Atlantic Hardware Obligations, Universal Supply Obligations and Well-Bilt Steel Obligations;

         WHEREAS, Borrower and Bank desire to sell the Subject Assets to the Buyer, and the Buyer desires to purchase the Subject Assets from Bank in a sale (the "Sale") under Section 9-504 of the Illinois Uniform Commercial Code (the "UCC") pursuant to the Foreclosure Agreement; and

         WHEREAS, Guarantors will derive substantial direct and indirect benefit from the consummation of the Sale, including, without limitation, the application of the proceeds thereof to the Well-Bilt Steel Obligations in accordance with Section 5.3(d) of the Foreclosure Agreement.

         NOW, THEREFORE, in consideration of the Sale and to induce Bank to proceed therewith, Guarantors agree as follows:

         SECTION 1.     Reaffirmation and Ratification of Atlantic
                        -------------------------------------------
                        Hardware Documents and Universal Supply Documents.
                        -------------------------------------------------

         1.1. Reaffirmation. Atlantic Hardware hereby reaffirms the Atlantic Hardware Obligations owing under the Atlantic Hardware Documents as of the date and time immediately preceding consummation of the Sale and the continuing validity and effectiveness of (i) the Atlantic Hardware Documents, (ii) the lien and security interest granted to the Bank pursuant to the Atlantic Hardware Documents and (iii) all other rights and remedies of Bank arising under the Atlantic Hardware Documents and applicable law. Universal Supply hereby reaffirms the Universal Supply Obligations owing under the Universal Supply Documents as of the date and time immediately preceding consummation of the Sale and the continuing validity and effectiveness of (i) the Universal Supply Documents, (ii) the lien and security interest granted to the Bank pursuant to the Universal Supply Documents and (iii) all other rights and remedies of Bank arising under the Universal Supply Documents and applicable law.

         1.2. Ratification; Atlantic Hardware Documents and Universal Supply Documents Remain in Full Force and Effect. Atlantic Hardware hereby ratifies and confirms all terms and provisions of the Atlantic Hardware Documents and agrees that the Atlantic Hardware Documents remain in full force and effect. Universal Supply hereby ratifies and confirms all terms and provisions of the Universal Supply Documents and agrees that the Universal Supply Documents remain in full force and effect. Colonial hereby reaffirms, ratifies and confirms all terms and provisions of its third party guaranties of each of the Atlantic Hardware Obligations, Universal Supply Obligations and Well-Bilt Steel Obligations and agrees that such guaranties remain in full force and effect.

         SECTION 2.    Consent to Sale; Commercial Reasonableness; Releases
                       ----------------------------------------------------
                        and Waivers.
                       ------------

         2.1. Consent. Each Guarantor hereby agrees and consents to, and confirms and acknowledges, all aspects of the Sale.

         2.2. Confirmation of Indebtedness, Loan Agreement and Security Interest. East Guarantor hereby confirms, reaffirms and acknowledges: (a) that the Well-Bilt Steel Obligations owing to Bank as of the Closing Date are due and payable pursuant to the Well-Bilt Steel Documents and that Borrower has no defense to the payment thereof or counterclaim with respect thereto; and (b) the continuing validity and effectiveness of (i) the Well-Bilt Steel Documents, (ii) the lien and security interest granted to Bank in the Encumbered Assets, and
(iii) all other rights and remedies of Bank arising under the Well-Bilt Steel Documents and applicable law.

         2.3.     Acknowledgement of Commercially Reasonable Sale and of
                  -------------------------------------------------------
                  Rights of Bank under the UCC.
                  ----------------------------

         (a) Each Guarantor hereby acknowledges and agrees that Bank has the right, pursuant to the Well-Bilt Steel Documents and the UCC, as a secured party, to effect the Sale and otherwise exercise all of its rights set forth in
Article 9 of the UCC, and further acknowledges and agrees that: (i) the Sale is in all respects being conducted in a commercially reasonable manner; and (ii) Bank has complied with all applicable provisions of the Well-Bilt Steel Documents, the UCC and other applicable law in conducting the Sale.

         (b) Each Guarantor has substantial experience in the industry within which it conducts its business and has independently determined that the consideration paid or otherwise transferred by the Buyer pursuant to the Foreclosure Agreement for the Subject Assets is fair and reasonable. Each Guarantor has approved the terms of the Sale.

         2.4. Waiver and Release of Rights under Article 9 of UCC; General Waiver and Release. Each Guarantor hereby waives and releases all of its rights as a debtor under Article 9 of the UCC to object to the Sale, including, without limitation, its right to receive notice of such sale (other than the notice of such sale effected hereby) from Bank pursuant to Section 9-504(3) of the UCC and any right it may have under the Well-Bilt Steel Documents to receive any and all other notices. Each Guarantor hereby consents to and confirms the commercial reasonableness of the Sale. Each Guarantor further waives and releases any and all rights, claims and causes of action it may now, heretofore or hereafter have against Bank and its successors, assigns, officers, directors, employees, attorneys, agents and representatives, including, without limitation, in connection with the Sale, the Foreclosure Agreement and the transactions contemplated thereby. Each Guarantor represents to Bank that it presently has no claim, demand, defense, right of setoff or counterclaim of any kind or nature whatsoever against Bank, its officers, directors, employees, attorneys, agents or representatives, nor will it bring any such claim, demand, defense, right of setoff or counterclaim of any kind or nature whatsoever against Bank, its officers, directors, employees, attorneys, agents or representatives in the future. Each Guarantor hereby further acknowledges and agrees that Bank is specifically relying upon the agreements contained in this Agreement. Each Guarantor further represents that it has been represented by counsel which it has selected and that it is fully apprised of the consequences of its undertaking under this Section 2.4.

         2.5      Indemnification.
                  ---------------

         Each Guarantor will be liable to, and will indemnify, hold harmless and defend Bank and its successors, assigns, officers, directors, employees, attorneys, agents and representatives ("Indemnified Parties"), from and against any and all claims, actions, disputes, losses, damages, expenses and costs (including without limitation costs in evaluating any alleged claim, action or dispute) arising out of or related to the Foreclosure Agreement and such indemnity obligation will be deemed to be Atlantic Hardware Obligations and Universal Supply Obligations.

         SECTION 3.        General.
                           -------

                  (a) This Agreement has been delivered at Chicago, Illinois, and shall be construed in accordance with and governed by the internal laws of the State of Illinois without regard to principles of conflicts of laws.

                  (b) Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement as of February 1, 2001.

ATLANTIC HARDWARE & SUPPLY CORPORATION


By: /s/ James W. Stewart
    -----------------------
Its:  Secretary
     ----------------


UNIVERSAL SUPPLY GROUP, INC.


By: /s/ James W. Stewart
    ---------------------------
Its:  Executive Vice President
      -------------------------------


COLONIAL COMMERCIAL CORP.


By: /s/ James W. Stewart
    --------------------------
Its: Executive Vice President
     -------------------------------


Accepted and Agreed as of February 1, 2001.

LASALLE BANK NATIONAL ASSOCIATION


By:
   ----------------------------------------
Its:
    ---------------------------------------